Westlake Chemical Corporation Westlake Significantly Expands its Presence in the Growing North American Home Construction Materials Markets by Acquiring Boral’s North American Building Products Businesses (‘BNA’) June 21, 2021 Exhibit 99.2

Acquisition Significantly Expands Westlake’s Leading Positions in Fast Growing Home Building Products Acquisition of Boral Limited’s North America building products business (‘BNA’) adds significant scale and product diversification to Westlake to broaden its leading Building Products business: BNA has leading positions in Concrete & Clay Roofing, Decorative Stone, and Plastic Shutters; as well as strong positions in Stone Coated Metal Roofing, Texas Windows, and Premium Siding Westlake has leading positions in Vinyl Trim and Molding, Composite Roofing, PVC Pipe and Fittings, and Vinyl Siding Consistent with Westlake’s vertical integration strategy Broadens Westlake’s leading positions in home building products and materials Expected to enhance margin stability at Westlake Attractive growth opportunities with secular strength in home construction and remodeling BNA concentrated in high growth West and South regions of U.S. complements Westlake’s strong positions in Northeast and Midwest Several product categories benefitting from favorable material substitution trends Complements Westlake’s existing building products distribution channels Expected annual cost synergies of $35 million plus additional revenue synergies from enhanced cross-selling opportunities Transaction expected to close in the second half of 2021 Transaction expected to be accretive in the first full year of combined operations

Transaction Overview Business, Structure and Consideration BNA is a leading North American building products company with leading positions in roofing, siding, trim, plastic shutters, decorative stone, and windows BNA employs approximately 4,600 persons across 29 manufacturing sites in the U.S. and Mexico generating in excess of $1 billion of revenue during fiscal year ending June 30, 2020 $2.15 Billion purchase price, subject to customary adjustments No assumed debt in acquisition Financing Expect to use at least $1 billion of cash on hand and subsequent debt issuance to fund purchase Westlake expects to maintain strong investment grade credit metrics post-acquisition Transaction Closing Transaction subject to customary closing conditions, including regulatory approvals Transaction expected to close in the second half of 2021

Key Highlights to Combination Further enhances Westlake’s position in home building products in the attractive North American housing market that is benefitting from long term secular growth Significantly enhances scale and diversification of Westlake’s leading building products business to create a building products company comparable in size and scale to large stand-alone public peers Additional value creation by capturing cost and revenue synergies from enhanced cross-selling opportunities Combination builds on Westlake’s history of strategic growth and successful acquisition integration Westlake expects to maintain its investment grade credit metrics and strong financial profile 1 2 3 4 5

BNA Business Overview Siding, Trim and Shutters Roofing Decorative Stone Vinyl Windows

BNA Business Overview

BNA Acquisition Builds on Westlake's History of Integration and Strategic Growth



Capacity (MM lbs.)
Olefins
Vinyls
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Company Begins Operation in Lake Charles
Increased LDPE By 500 MM/lbs
Acquired VCM in Calvert
Started Petro 1
Acquired PVC Plant
Started Styrene
Acquired 3 Pipe Plants
Acquired 1 Pipe Plant
Acquired 3 Pipe Plants
Calgary Window Plant
Started Suzhou China Film Plant
Acquired Calvert City CA plant
Started Petro 2
Started Poly 3
Started Suzhou PVC Plant
Acquired Geismar VCM/PVC Plant
IPO
20th Anniversary
Acquired Longview PE plants
Acquired Certain Teed specialty pipe business
Petro 2 Expansions
Acquired Vinnolit
Calvert City Ethylene / PVC Expansion
Acquired Axiall
Petro 1 Ethylene Expansion
Calvert City Ethylene Expansion
Additional ownership in JV cracker
Acquired NAKAN & DaVinci
European & US PVC Expansions
1986 to 2020 Capacity CAGR of 15.2%
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

7

BNA Acquisition Provides Significant Scale and Diversification to Westlake's Building Products and Infrastructure Materials Business

($ millions)	Westlake Pre-BNA Acquisition	Westlake Building Products	BNA	Westlake Post BNA Acquisition	Westlake Building Products Post BNA Acquisition
2020 Full Year Sales	~$7,500	~$2,000[1]	~$1,100	~$8,600	~$3,100[1]

Sales by segment (LTM 03/31/2021)

Westlake Pre-BNA Acquisition



Olefins 21%
Building Products 28%
US PVC 18%
ChlorAlkali & EU PVC 34%

Westlake Building Products



Vinyl Trim and Molding, Composite Roofing, PVC Pipe & Fittings, Vinyl Siding, and Compounds

BNA



Windows 16%
Siding, Trim, & Shutters 29%
Roofing 30%
Stone 25%

Westlake Post BNA Acquisition



Olefins 18%
Building Products 37%
US PVC 16%
ChlorAlkali & EU PVC 30%

Westlake Building Products Post BNA Acquisition



Windows 6%
Stone 11%
Legacy WLK 58%
Roofing 13%
Siding, Trim & Shutters 12%

Sales by region (Full Year 2020)

Westlake Pre-BNA Acquisition



Taiwan 1%
Other 13%
China 2%
Italy 2%
Germany 6%
Canada 8%
US 68%

Westlake Building Products



North America 100%

BNA



North America 100%

Westlake Post BNA Acquisition



Taiwan 1%
Italy 1%
Other 12%
China 2%
Germany 5%
North America 79%

Westlake Building Products Post BNA Acquisition



North America 100%

[1] Westlake Building Products Sales Includes Specialty PVC Compounds Business

Note: Market data as of 6/17/2021; LTM financials as of 3/31/2021

Source: Company filings, FactSet, industry research

8

Combination Creates Building Products Business in Scale on Par to Large Stand-Alone Public Peers

- Acquisition creates a Building Products business at Westlake comparable in size to many large publicly traded stand-alone peers



2020 Revenue ($mm)
$7,939
$7,384
$5,013
$4,678
$3,256
~$3,100[1]
$1,189
$1,153
$1,136
Fortune Brands
CORNERSTONE
JamesHardie
Westlake Building Products Post BNA Acquisition
AZEK
Trex

- Building Products companies consistently trade at premium TEV/EBITDA multiples relative to chemical companies
- Addition of BNA significantly increases the portion of Westlake attributable to these higher valued earnings and cash flow associated with Building Products



Current Industry TEV/2021E and 2022E EBITDA multiples
Chemical Peers
Building Product Peers
TEV / 2021E EBITDA
TEV / 2022E EBITDA
Westlake 6.4x 7.3x
LyondellBasell 6.7x 7.3x
Orbia 6.7x 6.7x
Dow 6.5x 7.4x
Olin 6.0x 6.0x
Braskem 3.8x 5.7x
Trex 33.6x 28.4x
Azek 24.5x 21.0x
James Hardie 18.7x 16.5x
Fortune Brands 12.5x 11.5x
Cornerstone 7.7x 7.2x
Owens Corning 7.5x 7.3x
Jeld-Wen 7.5x 6.9x

Note: Market data as of 6/17/2021. Source: Factset, Company filings [1] Westlake Building Products Sales Includes Specialty PVC Compounds Business

Fortune Brands pro-forma for Larson acquisition, Cornerstone pro-forma for divestiture of Insulated Metal Panel business, PGT pro-forma for acquiring ownership stake in Eco Window Systems

9

Secular and Structural Strength in Housing Supports Attractive Opportunities in PVC and Building Products Growth

- Secular trends to drive U.S. housing demand growth, which will benefit Westlake's Building Products and PVC businesses:
  - Favorable demographics with increasing number of U.S. population to be in peak household formation years
  - Underbuilding of homes since 2007-2009 financial recession creates significant cumulative deficit in available homes today
  - Impact from COVID-19 pandemic increasing preferences for single family housing



U.S. Population Age 35-44: Peak Household Formation Years


Demographics Support Continued Housing Demand Growth
U.S. Population Age 35-44 (Thousands)
50,000
48,000
46,000
44,000
42,000
40,000
38,000
36,000
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030

U.S. Housing Starts 2000 - 2020


Over Decade of Underbuilding Supports Strong Future Demand
Annual Housing Starts (thousands)
2,500
2,000
1,500
1,000
500
-
50-Year Average
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020

Source: U.S. Bureau of the Census, OECD

10

Repair and Remodeling (‘R&R’) Growth Consistently Exceeds GDP Growth Creating Additional Opportunity Source: Harvard JCHS

Acquisition Builds Upon Westlake’s Focus on ESG Westlake’s products support over half of the 17 Sustainable Development Goals adopted by the United Nations: Acquisition of BNA Building Products increases Westlake’s position to provide durable products to support economical and efficient housing to meet growing U.S. demand These durable building products improve the lives of countless individuals providing affordable and desirable enhancements to every day life These products improve the energy efficiency, health and safety, durability, maintenance, value, comfort and productivity to residential housing, schools, hospitals, and other structures

Value Creation from BNA Acquisition Adds significant scale and product diversification to broaden Westlake’s leading building products business Consistent with Westlake’s vertical integration strategy enhancing margin stability and downstream products Increases portion of Westlake earnings attributable to businesses that trade at premium valuation multiples Further enhances Westlake’s position in home building products in the attractive North American market that is benefitting from long term secular growth Expected annual cost synergies of $35 million plus additional revenue synergies from enhanced cross-selling opportunities Transaction expected to be accretive in the first full year of combined operations Transaction expected to close in the second half of 2021 Westlake expects to maintain investment grade credit metrics and strong financial profile

Safe Harbor Language Investor Relations Contacts Westlake Chemical 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 Steve Bender Executive Vice President & Chief Financial Officer Jeff Holy Vice President & Treasurer The statements in this presentation that are not historical statements, including statements regarding the integration of Boral’s building products businesses, the expected benefits of the proposed transaction, including expected synergies and accretion to earnings, the expected timing of closing and whether required regulatory approval will be obtained, the expected sources of financing the proposed transaction, and the expectation that Westlake will maintain its investment grade rating, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to significant risks and uncertainties, many of which are beyond Westlake’s control. Actual results could differ materially, based on factors including, but not limited to: the timing to consummate the proposed transaction; the conditions to closing of the proposed transaction may not be satisfied or the closing of the proposed transaction otherwise does not occur; the risk that HSR approval is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating Boral’s operations and the ultimate outcome of Westlake’s operating efficiencies applied to Boral’s products and services; the effects of the proposed transaction, including the combined company’s future financial condition, results of operations, strategy and plans; expected synergies and other benefits from the proposed transaction and the ability of Westlake to realize such synergies and other benefits; results of litigation, settlements, and investigations; and other risks and uncertainties described in Westlake’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the Securities and Exchange Commission (“SEC”) in February 2021, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which was filed with the SEC in May 2021, recent Current Reports on Form 8-K filed by Westlake, and other SEC filings. These filings also discuss some of the important risk factors identified that may affect Westlake’s business, results of operations and financial condition. Westlake undertakes no obligation to revise or update publicly any forward-looking statements for any reason.